UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 23, 2005
                                                         ----------------

                        INTERSTATE BAKERIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-11165                                           43-1470322
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 (Commission File Number)                     (IRS Employer Identification No.)


             12 East Armour Boulevard
               Kansas City, Missouri                                   64111
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       (Address of Principal Executive Offices)                      (Zip Code)


                                 (816) 502-4000
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              (Registrant's Telephone Number, Including Area Code)


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

         On August 23, 2005, a salary increase for Kent B. Magill, the Vice President, General Counsel and Corporate Secretary of Interstate Bakeries Corporation was approved. Mr. Magill, who was also promoted to Executive Vice President, General Counsel and Corporate Secretary, had his annual base salary increased to $265,000 from $229,984.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2005                           INTERSTATE BAKERIES
                                                CORPORATION


                                                By: /s/ Ronald B. Hutchison
                                                   ---------------------------
                                                   Ronald B. Hutchison
                                                   Executive Vice President and
                                                   Chief Financial Officer